August 16, 2023 US August 17, 2023 Australia Ron Delia CEO Michael Casamento CFO Fiscal 2023 Full Year results (twelve months ended June 30, 2023) NYSE: AMCR | ASX: AMC

Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” "commit," “estimate,” “potential,” "ambitions," “outlook,” or “continue,” the negative of these words, other terms of similar meaning, or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor or any of its respective directors, executive officers, or advisors provide any representation, assurance, or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: changes in consumer demand patterns and customer requirements; the loss of key customers, a reduction in production requirements of key customers; significant competition in the industries and regions in which Amcor operates; failure by Amcor to expand its business; challenging current and future global economic conditions, including the Russia-Ukraine conflict and inflation; impact of operating internationally; price fluctuations or shortages in the availability of raw materials, energy, and other inputs; disruptions to production, supply, and commercial risks, including counterparty credit risks, which may be exacerbated in times of economic volatility; pandemics, epidemics, or other disease outbreaks; an inability to attract and retain our global executive management team and our skilled workforce; costs and liabilities related to environment, health, and safety ("EHS") laws and regulations as well as changes in the global climate; labor disputes and an inability to renew collective bargaining agreements at acceptable terms; risks related to climate change; cybersecurity risks; failures or disruptions in information technology systems; rising interest rates; a significant increase in indebtedness or a downgrade in the credit rating; foreign exchange rate risk; a significant write-down of goodwill and/or other intangible assets; failure to maintain an effective system of internal control over financial reporting; inability of Amcor's insurance policies to provide adequate protections; challenges to or the loss of intellectual property rights; litigation, including product liability claims or regulatory developments; increasing scrutiny and changing expectations from investors, customers, and governments with respect to Amcor's Environmental, Social and Governance practices and commitments resulting in increased costs; changing government regulations in environmental, health, and safety matters; changes in tax laws or changes in our geographic mix of earnings; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2022 and any subsequent quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBITDA and EBITDA (calculated as earnings before interest and tax and depreciation and amortization), adjusted EBIT and EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow and net debt. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. Note that while amortization of acquired intangible assets is excluded from non-GAAP adjusted financial measures, the revenue of the acquired entities and all other expenses unless otherwise stated, are reflected in our non-GAAP financial performance earnings measures. While not all inclusive, examples of these items include: • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations, and any other qualifying costs related to restructuring plans; • material sales and earnings from disposed or ceased operations and any associated profit or loss on sale of businesses or subsidiaries; • changes in the fair value of economic hedging instruments on commercial paper; • significant pension settlements; • impairments in goodwill and equity method investments; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees, and integration costs; • material purchase accounting adjustments for inventory; • amortization of acquired intangible assets from business combination; • gains or losses on significant property and divestitures and significant property and other impairments, net of insurance recovery; • certain regulatory and legal matters; • impacts from hyperinflation accounting; and • impacts related to the Russia-Ukraine conflict. Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the average rates in effect for the comparable prior year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then adjust for other items affecting comparability. While not all inclusive, examples of items affecting comparability include the difference between sales or earnings in the current period and the prior period related to acquired, disposed, or ceased operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the Company’s reporting segments and certain of the measures are used as a component of Amcor’s Board of Directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the Company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets, and certain tax related events. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

Safety 3 Guided by our values. Our number one priority 11.2 4.1 2.0 2.8 2.1 1.5 0.3 Recordable-case frequency rate (per million hours worked) 2023 TRIR Includes impact of acquired businesses 201520102005 2020 Notes: Recordable Case Frequency Rate (RCFR) expresses injuries per 1,000,000 hours worked. Graph data shown for a 12 month period ended June 30 unless otherwise indicated. Acquired businesses (including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015. Total Recordable Incident Rate (TRIR) expresses injuries per 200,000 hours worked. Amcor’s TRIR is equivalent to Amcor’s rate under OSHA (Occupational Safety & Health Administration). Amcor Values 2022 • 31% reduction in number of injuries • 69% of sites injury free for >12 months 2023

Key messages 4 1. Solid FY23 operating performance despite challenging market dynamics 2. Proactively taking price and cost actions 3. Expect a return to solid earnings growth in second half of FY24 4. Confident in long term growth strategy and investing to build on our strong foundation

4Q -14% vs pcp FY23 -2% vs pcp 4Q -5% vs pcp Fiscal 2023 – Challenging macro dynamics in Q3 and Q4 5 FY23 In line vs pcp +5% including pass through of higher raw material costs Recovering inflation and managing costs to deliver solid operating results in a soft and volatile demand environment $14,694m $3,673m Net sales 4Q -7% vs pcp FY23 +1% vs pcp $1,608m $436m EBIT 19.3 cents EPS 73.3 cents • $1.2 billion cash returns to shareholders • $431 million share repurchases • Annual dividend increased to 49 cents per share • RoAFE of 15.4% Notes: EBIT and EPS presented on an adjusted basis and growth rates for these and Net sales exclude the impact of currency and items impacting comparability. Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. RoAFE reflects Adjusted EBIT (Last twelve months) / Average funds employed (four quarter average). Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. Definition ‘pcp’ is ‘prior comparator period’.

Ongoing actions on price and cost 6 Continuing to proactively manage the controllables to deliver ongoing benefits Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section. 1. Pricing to compensate for inflation: >$1.1bn in FY23 2. Cost productivity and flexing: Reduction of >$200m costs, including >1,200 Full Time Employees in FY23 3. Structural cost reduction: ~$50m total benefits. ~$35m in FY24 (H2 weighted) and balance in FY25 Benefits from these key actions expected to have an ongoing favorable impact on earnings leverage

Flexibles segment

Annual earnings growth benefited from price and cost actions

	FY22	FY23	Comparable constant currency Δ
Net sales ($m)	11,151	11,154	+1%
Adjusted EBIT ($m)	1,517	1,429	+1%
Adjusted EBIT margin	13.6%	12.8%	



Customer transition to AmPrima™ forming film



Customer transition to AmPrima™ Plus coffee pouch

Fiscal 2023 highlights

- Net sales of $11.2bn includes price increases of ~$515m (5% growth) related to higher raw material costs
- Net sales up 1%. Strong price/mix; volumes down 3%
  - Overall volumes in all regions impacted by slower demand and customer destocking primarily in the second half of the year
  - Strong volume growth in priority pet care and pharmaceutical end markets
- Adjusted EBIT up 1% reflecting favorable cost performance, partly offset by lower volumes and unfavorable mix trends
- 4Q Net Sales and Adjusted EBIT impacted by lower volumes and unfavorable mix trends, partly offset by cost reduction benefits

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for Net sales excludes a 5% impact from the pass through of higher raw material costs, a 4% unfavorable currency impact and a 2% unfavorable impact from items affecting comparability (acquired, disposed and ceased operations).

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amcor

Rigid Packaging segment

Slower, more volatile demand dynamics and unfavorable mix trends in H2

	FY22	FY23	Comparable constant currency Δ
Net sales ($m)	3,393	3,540	(3)%
Adjusted EBIT ($m)	289	265	(7)%
Adjusted EBIT margin	8.5%	7.5%	


BLUE BIN
100%

New product launch in 100% recycled PET format


BODYARMOR
FLASH I.V.

New product launch in PET format

Fiscal 2023 highlights

- Net sales of $3.5bn include price increases of ~$260m (8% growth) related to higher raw material costs
- North America:
  - Beverage: hot fill container volumes in line with prior year. Overall volumes impacted by slower demand and customer destocking
  - Specialty containers: lower volumes
- Latin America volumes down LSD%. Challenged by macroeconomic conditions across the region
- Adjusted EBIT 7% lower than last year
- Seasonally strongest 4Q Net sales and Adjusted EBIT impacted by lower volumes and unfavorable mix trends, partly offset by cost reduction benefits

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Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for Net sales excludes an 8% impact from the pass through of higher raw material cost and a 1% unfavorable currency impact. LSD is 'Low-Single Digit'.

amcor

Cash flow and balance sheet 9 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section. (1) Adjusted Free Cash Flow excludes Russia-Ukraine conflict impacts, material transaction and integration related costs because these cash flows are not considered to be representative of ongoing operations. (2) Leverage calculated as Net debt divided by adjusted trailing twelve month EBITDA. Year to date cash flow ($ million) FY22 FY23 Adjusted EBITDA 2,117 2,018 Interest and tax payments (375) (473) Capital expenditure (527) (526) Movement in working capital (154) (229) Other 5 58 Adjusted Free Cash Flow(1) 1,066 848 Balance sheet(2) June 2022 June 2023 Net debt ($ million) 5,715 6,057 Leverage: Net debt / LTM EBITDA (x) 2.7 3.0 Fiscal 2023 highlights • $848 million Adjusted Free Cash Flow in line with guidance provided in May • Working capital impacted by reduced accounts payable balances related to lower volumes and inventory reduction initiatives • >$400 million decrease in inventory achieved since November 2022 peak • Strong, investment grade balance sheet • Leverage at 3.0x in line with expectations Strong, investment grade balance sheet. Focused on working capital and prioritizing inventory reduction

Fiscal 2024 guidance



Adjusted EPS Guidance
73.3
cps
~2%
67-71
cps
~2%
+/- LSD%
(~6%)
(~3%)
Comparable constant currency
range down LSD-MSD%
FY23
Adjusted EPS
Organic
growth
Share
repurchases
Interest & tax
expense
Russia
divestment
FX
FY24
Adjusted EPS

- FY24 adjusted EPS assumptions include:
  - Comparable constant currency adjusted EPS expected to be down HSD-LDD% in 1H24 and up MSD% in 2H24
  - Estimated net interest expense of $320 to $340 million (pre-tax)
  - 1H24 impact related to the sale of three plants in Russia in December 2022
  - Current foreign exchange rates prevail for the balance of fiscal 2024
- Adjusted Free Cash Flow of approximately $850 to $950 million
- ~$70 million of share repurchases, related to program announced in fiscal 2023

Amcor's guidance contemplates a range of factors which create a higher degree of uncertainty and additional complexity when estimating future financial results. Refer to slide 2 for further information. Reconciliations of the fiscal 2024 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2024 have not been completed.

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Notes: LDD is 'Low-Double Digit'. MSD is 'Mid-Single Digit'. HSD is 'High-Single Digit'.

amcor

Calendar year 2023 in context

EPS growth in June 24 half trending towards LT average

Comparable Constant Currency Adjusted EPS growth



9%
12%
8%
Challenging 2023 Calendar Year
(10%)
Down HSD-LDD%
Up MSD%
Up HSD%
Proven track record of strong and consistent long term growth
FY24 comparable constant currency range down LSD-MSD%
Fiscal 14-21 average
June 22 half
Dec 22 half
June 23 half
Dec 23 half est.
June 24 half est.
Expected long term average

- Calendar Year 2023 unfavorably impacted by:
  - Higher interest costs (~6% headwind)
  - Challenging demand dynamics
- 2H24 growth trending towards long term average. Expected to be favorably impacted by:
  - Ongoing benefits from price and cost actions resulting in increased earnings leverage
  - ~$35m from structural cost initiatives
  - Reduced interest headwind
  - Cycling favorable prior year comparatives

11

Notes: MSD is 'Mid-Single Digit'. HSD is 'High-Single Digit'. LDD is 'Low-Double Digit'.

amcor

Investing in multiple drivers of sustainable organic growth

Priority Categories

>$4 bn sales in higher growth, higher value categories:



Healthcare



Protein



Hot-fill beverage



Premium Coffee



Pet food

Historic MSD volume growth drives mix improvement and margin expansion

Emerging Markets

>$3 bn Emerging Markets sales across 25 countries:



Historic MSD volume growth across Emerging Markets portfolio

Innovation

Driving value through differentiated packaging:



~$100m invested every year in our industry leading R&D capabilities

More sustainable packaging

To preserve food and healthcare products, protect consumers and promote brands

12

Notes: MSD is 'Mid-Single Digit'.

amcor

Wholly owned equipment offering, providing total system solution Comprehensive product portfolio for fresh and processed meat North America Europe Emerging Markets Priority category focus: protein packaging 13 ~$1.2bn global sales in this attractive, high value market Category focused sales and business development teams Extensive global footprint Amcor’s differentiated value proposition addresses requirements for specialized, more sophisticated and sustainable solutions • New Zealand based Moda Systems acquired in May 2023 • Leading manufacturer of state-of-the-art automated protein packaging machines • Positions Amcor to offer an end-to-end packaging solution including primary packaging, equipment and technical service Amcor Moda Packaging Solutions 13

14 Leading the industry on Responsible Packaging 14 Responsible Packaging: Waste management infrastructure Consumer participation Packaging design Collaborating with partners across the value chain to support development of waste management systems and consumer education

Key messages 15 1. Solid FY23 operating performance despite challenging market dynamics 2. Proactively taking price and cost actions 3. Expect a return to solid earnings growth in second half of FY24 4. Confident in long term growth strategy and investing to build on our strong foundation

Appendix slides Supplementary schedules and reconciliations

Strong foundation for growth & value creation Global leader in primary packaging for consumer staples and healthcare with a strong track record Consistent growth from priority categories, emerging markets and innovation Strong cash flow and balance sheet provide ongoing capacity to invest Increasing investment for growth and building momentum Compelling and growing dividend with current yield ~5% EPS growth + Dividend yield = 10-15% per year 17 Notes: EPS growth refers to comparable constant currency growth. A range of factors are contemplated when estimating future financial results. Refer to slide 2 for further information.

• $431 million to repurchase ~3% of outstanding shares • Industry leading dividend increased to 49 cents per share 5.0% 1.8% Amcor Industry average S&P 500 1.6% 18 Compelling cash returns to shareholders 18 Member of the S&P 500 Dividend Aristocrats $1.2 billion cash returns in Fiscal 2023 Current Dividend yield ~$1.9bn share repurchases since FY20 ~11% of total shares outstanding

FX translation impact 19 EUR 20-30% Other currencies(2) 20-30% USD 45-55% EUR:USD Euro weakened vs USD, Average USD to EUR rate FY23 0.9561 vs FY22 0.8881 USD million impact on FY23 adjusted Net income (8%) (23) Other currencies(2):USD Other currencies weighted average vs USD weakened for FY23 vs FY22 average rates USD million impact on FY23 adjusted Net income (4%) (11) (1) Approximate ranges based on adjusted Net income by currency. (2) Includes all currencies other than USD and EUR. Total currency impact $ million Adjusted EBIT (42) Adjusted Net income (34) Combined Net income currency exposures(1) FY23 currency impact

Reconciliations of non-GAAP financial measures 20

Reconciliations of non-GAAP financial measures 21

Reconciliations of non-GAAP financial measures 22

Reconciliations of non-GAAP financial measures 23